UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 20, 2012

TERADATA CORPORATION

(Exact Name of Registrant Specified in Charter)

Commission File Number 001-33458

Delaware	75-3236470
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

10000 Innovation Drive

Dayton, Ohio 45342

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (866) 548-8348

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) 2012 Stock Incentive Plan. On April 20, 2012, the stockholders of Teradata Corporation (the “Company” or “Teradata”), upon recommendation of the Teradata Board of Directors (the “Board”), approved the Teradata 2012 Stock Incentive Plan (the “2012 SIP”). The 2012 SIP replaces the Teradata Corporation 2007 Stock Incentive Plan, as amended (the “2007 SIP”). No further awards will be made under the 2007 SIP; however, awards granted under the 2007 SIP prior to stockholder approval of the 2012 SIP will remain outstanding in accordance with their terms. The 2012 SIP is described in our 2012 Proxy Statement, and the full text of the 2012 SIP, attached as Appendix A to our 2012 Proxy Statement, is incorporated herein by reference.

Form of Award Agreements. At its meeting on April 19, 2012, the Compensation and Human Resource Committee of the Board approved the forms of stock option agreement, restricted share unit agreement and performance-based restricted share unit agreement to be used in connection with awards made under the 2012 SIP. Copies of the forms of these agreements are attached hereto as Exhibits 10.2, 10.3, and 10.4, respectively, and hereby incorporated by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 31, 2012, the Board approved the Amended and Restated By-Laws of the Company (the “Amended By-Laws”), to become effective April 20, 2012. Certain of such amendments (the “Conditional Amendments”) were subject to and were to become effective only upon the approval of amendments to the Company’s certificate of incorporation by the Company’s stockholders at the 2012 Annual Meeting of Stockholders on April 20, 2012. The proposed amendments to the Company’s certificate of incorporation, which required the affirmative vote of stockholders holding at least 80% of the outstanding common stock, were not approved at the annual meeting. Accordingly, the adoption of the Amended By-Laws, without the Conditional Amendments, became effective as of April 20, 2012 (the “Effective Date”).

Pursuant to the changes to the Amended By-Laws that were adopted as of the Effective Date, the Board:

•	Amended Article II, Section 2 to clarify that the ability to bring business before a stockholder meeting is subject to the other requirements in the By-Laws.

•

Amended Article II, Sections 4, 5, 10 and 11 to clarify that the Board may (but is not required to) fix two separate record dates for a stockholder meeting (including adjournments): one record date to identify the stockholders entitled to notice of the meeting, and a second, later record date to identify the stockholders entitled to vote at the meeting.

•	Amended Article II, Section 8 to clarify that a stockholder may grant a proxy to vote at a stockholder meeting in any manner permitted by applicable law.

•

Amended Article II, Sections 15 and 16 to provide that the advance notice period for stockholder business or nominations adjusts if Teradata’s annual stockholders’ meeting date is moved more than 30, rather than 60, days from the anniversary date of Teradata’s last annual meeting of stockholders.

•

Amended Article III, Section 2 to provide that a vacancy on the Board of Directors resulting from an increase in the number of directors may be filled only by a majority vote of the Board of Directors pursuant to applicable law.

•	Amended Article III, Section 8 to clarify that the Board may take action without a meeting by obtaining email consents from all of the directors.

•	Amended Article III, Section 11 to delete language stating that directors serving on a Board committee will receive compensation that is “like” the general compensation that directors receive.

•

Amended Article IV, Section 6 to clarify that the By-Law empowering the Chief Executive Officer to execute certain documents does not, by implication, prevent the Board or the Chief Executive Officer from delegating that power to other Company directors, officers or employees.

•	Amended Article IV, Section 13 to clarify that that the Board can delegate any Company officer’s power to another officer, employee or agent of Teradata.

This summary should be read in conjunction with, and is qualified in its entirety by, the Amended By-Laws that were adopted as of the Effective Date, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Teradata’s Annual Meeting of Stockholders (the “Annual Meeting”) was held on April 20, 2012. At the Annual Meeting, the holders of a total of 141,513,749 shares of the Company’s common stock entitled to vote were present in person or represented by proxy, constituting approximately 84.1% of the total shares issued and outstanding and entitled to vote at the Annual Meeting. Stockholders voted on four matters: a proposal to elect Michael F. Koehler, James M. Ringler and John G. Schwarz as Class II directors, a proposal to approve the Teradata 2012 Stock Incentive Plan, a proposal to approve the Teradata Corporation Employee Stock Purchase Plan, as amended and restated, an advisory (non-binding) vote on executive compensation (a “say-on-pay” vote), the approval of an amendment of the Company’s certificate of incorporation to provide for the annual election of directors, and a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2012. The number of shares voted with respect to each matter required to be reported herein was certified by an independent inspector of elections and is set forth below:

1. Election of Class II Directors for three-year terms expiring at the 2015 annual meeting of stockholders and to hold office until their respective successors are duly elected and qualified:

1a. Michael F. Koehler

For: 127,737,290	Against: 406,027	Abstain: 143,528	Broker Non-Votes: 13,226,904

1b. James M. Ringler

For: 104,654,066	Against: 23,465,186	Abstain: 167,593	Broker Non-Votes: 13,226,904

1c. John G. Schwarz

For: 122,249,099	Against: 5,782,774	Abstain: 254,972	Broker Non-Votes: 13,226,904

2. The approval of the Teradata 2012 Stock Incentive Plan.

For: 113,727,827	Against: 13,903,008	Abstain: 656,010	Broker Non-Votes: 13,226,904

3. The approval of the Teradata Corporation Employee Stock Purchase Plan, as amended and restated.

For: 126,749,331	Against: 1,375,697	Abstain: 161,817	Broker Non-Votes: 13,226,904

4. An advisory (non-binding) vote on executive compensation.

For: 116,498,516	Against: 10,999,439	Abstain: 788,890	Broker Non-Votes: 13,226,904

5. The approval of an amendment of the Company’s certificate of incorporation to provide for the annual election of directors.

For: 127,769,297	Against: 393,970	Abstain: 123,578	Broker Non-Votes: 13,226,904

6. Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for 2012.

For: 140,923,672	Against: 411,761	Abstain: 178,316

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated By-Laws of Teradata Corporation.

10.1	Teradata 2012 Stock Incentive Plan (incorporated by reference from Appendix A to the Proxy Statement of Teradata Corporation filed with the SEC on March 1, 2012).

10.2	Form of Stock Option Agreement under the Teradata 2012 Stock Incentive Plan.

10.3	Form of Restricted Share Unit Agreement under the Teradata 2012 Stock Incentive Plan.

10.4	Form of Performance-Based Restricted Share Unit Agreement under the Teradata 2012 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teradata Corporation

Dated: April 26, 2012	By:	/s/ Laura K. Nyquist
Laura K. Nyquist
General Counsel and Secretary